EXHIBIT 10.1

          ************************************************************


                      INTERNATIONAL SHIPHOLDING CORPORATION

                                   as Borrower

                          -----------------------------


                                   $50,000,000

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of January 22, 1998

                    Amended and Restated as of March 31, 1998


                         ------------------------------


                                 CERTAIN LENDERS


                            CITICORP SECURITIES, INC.
                                   as Arranger

                                 CITIBANK, N.A.
                             as Administrative Agent

          ************************************************************

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


            FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 22, 1998, amended and restated as of March 31, 1998, between INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation (the "BORROWER"); Citibank, N.A. (the "EXISTING LENDER"); each of the banks or financial institutions named in
Schedule 2 hereto (each, a "NEW LENDER" and, collectively, the "NEW LENDERS" and, together with the Existing Lender, the "LENDERS"); and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Existing Lender and the Administrative Agent are parties to that certain Credit Agreement dated as of January 22, 1998 (the "EXISTING CREDIT AGREEMENT"); and

            WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement to, among other things, increase the aggregate amount of the Commitments and reflect the addition of the New Lenders as Lenders and accordingly to re-allocate the Advance outstanding under the Existing Credit Agreement immediately prior to the Restatement Date (the "EXISTING ADVANCE"), as hereinafter defined, PRO RATA among all of the Lenders on the basis of their respective Commitments as in effect immediately upon the occurrence of the Restatement Date.

            NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is incorporated herein by reference, with the amendments specified in
Section 2 below.

            Section 1. DEFINITIONS. Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

            Section 2. AMENDMENTS. Effective on the Restatement Date, the Existing Credit Agreement is hereby amended as follows and is hereby restated in its entirety as so amended:

            (a) Effective on the Restatement Date, (1) the Existing Advance shall (subject to the making of the payments and satisfaction of the other conditions set forth in Section 4 hereof) be reduced to zero, the Existing Lender shall have an Advance in the amount set forth opposite the name of the Existing Lender in Schedule 1 hereto, and the Commitment of the Existing Lender shall be the amount set forth opposite the name of the Existing Lender in said Schedule 1; and (2) each New Lender shall be deemed to be a Lender for all purposes of the Existing Credit Agreement as amended hereby, having an Advance in the amount set forth opposite its name in Schedule 2 hereto and the Address for Notices and Applicable Lending Office set forth opposite its name in said Schedule 2, and the Commitment of each New Lender shall be the amount set forth opposite the name of such New Lender in said Schedule 2. Anything in the Existing Credit Agreement to the contrary notwithstanding, commitment fee shall, from and after the Restatement Date, be for the account of the respective Lenders in accordance with their respective Commitments (but all commitment fee accrued to but not including the Restatement Date shall be for the sole account of the Existing Lender).

            (b) The last sentence of the definition of "Commitment" in Section
      1.01 of the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

            "The original aggregate amount of the Commitments is $50,000,000."

            (c) The definition of "Commitment Termination Date" in Section 1.01 of the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

                  ""COMMITMENT TERMINATION DATE" means the earlier of (i) March
            31, 2001 (or, if such date is not a Business Day, the immediately preceding Business Day) and (ii) the date of termination or cancellation of the Commitments pursuant to the terms of this Agreement."

            (d) The reference to "$25,000,000" in the last line of Section 2.01(a) of the Existing Credit Agreement shall be replaced by "$50,000,000".

            (e) Schedule 4.01(b) of the Existing Credit Agreement is hereby deleted and replaced with Schedule 4.01(b), attached as Annex A hereto.

            (f) Schedule 4.01(m) of the Existing Credit Agreement is hereby deleted and replaced with Schedule 4.01(m), attached as Annex B hereto.

            (g) All references in the Existing Credit Agreement to the Existing Credit Agreement shall be deemed to refer to the Existing Credit Agreement as amended and restated hereby.

            Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as of the Restatement Date that the representations and warranties set forth in Section
4.01 of the Existing Credit Agreement are true as if made on and as of the Restatement Date and as if each reference in such representations and warranties to the Existing Credit Agreement referred to the Existing Credit Agreement as amended and restated by this Agreement.

            Section 4. CONDITIONS PRECEDENT. The amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective on the date (the "RESTATEMENT DATE") on which the Administrative Agent shall notify the Borrower that the following conditions have been satisfied:

            (a) EXECUTION BY ALL PARTIES. This Agreement shall have been executed and delivered by each of the parties hereto.

            (b) NOTES. The Existing Lender shall have delivered to the Administrative Agent the Note executed by the Borrower and delivered to the Existing Lender pursuant to the Existing Credit Agreement, the Borrower shall have delivered to the Administrative Agent a new Note payable to each Lender in the amount of the Commitment of such Lender as set forth in Schedule 2 (in the case of the New Lenders) or Schedule 1 (in the case of the Existing Lender) hereto after giving effect to the occurrence of the Restatement Date, and the Administrative Agent shall have returned to the Borrower, upon receipt of said new Notes, the existing Note marked "Cancelled".

            (c) ADVANCES. Each New Lender shall have remitted to the Administrative Agent on the Restatement Date an amount equal to the amount of its Advance as specified in Schedule 2, and the Existing Lender shall have remitted to the Administrative Agent on the Restatement Date an amount equal to the amount of its Advance as specified in Schedule 1, by wire transfer of Dollars in immediately available funds (for prompt distribution to the Existing Lender in such aggregate amount as is required to reduce the Existing Advance to zero).

            (d) OPINION OF COUNSEL TO THE BORROWER. The Administrative Agent shall have received a favorable opinion in form and substance satisfactory to it from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Borrower, with respect to such matters relating to this First Amendment and Restatement and the Notes as the Administrative Agent may request.

            (e) CORPORATE DOCUMENTS. The Administrative Agent shall have received an officer's certificate of the Borrower certifying that the charter, by-laws and board of directors resolutions with respect to the Existing Credit Agreement delivered to the Administrative Agent on January 22, 1998 have not been amended, rescinded or revoked, and remain in full force and effect.

            (f) INTEREST AND FEES. The Borrower shall have paid to the Administrative Agent for account of the Existing Lender all unpaid interest and fees outstanding under the Existing Credit Agreement accrued through the Restatement Date.

            (g) OTHER DOCUMENTS. The Administrative Agent shall have received such other documents as the Administrative Agent, any Lender or special New York counsel to the Administrative Agent may reasonably request.

            Section 5.  MISCELLANEOUS.

            (a) The parties agree that the provisions of Section 8.06 of the Existing Credit Agreement are inapplicable to the transactions contemplated by this Agreement, but shall apply to any and all assignments or participations of the Advances occurring after the Restatement Date.

            (b) Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect.

            (c) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent or counsel to the Administrative Agent.

            (d) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

            (e) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            IN WITNESS WHEREOF, the parties hereto have caused this First Amended and Restated Credit Agreement to be duly executed as of the day and year first above written.

                                    INTERNATIONAL SHIPHOLDING CORPORATION


                                    By  /s/  NIELS W. JOHNSEN
                                      Name:  Niels W. Johnsen
                                      Title:  Chairman of the Board

                                    LENDERS

                                    CITIBANK, N.A.

                                    By   /s/ JOHN F. HEUSS
                                      Name:  John F. Heuss
                                      Title:  Vice President


                                    BANK ONE, LOUISIANA N.A.

                                    By   /s/ ALAN R. MEADOR
                                      Name:  Alan R. Meador
                                      Title:  Senior Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By    /s/ PHILIPPE SOUSTRA
                                      Name:  Philippe Soustra
                                      Title:  Senior Vice President


                                    FIRST NATIONAL BANK OF MARYLAND

                                    By   /s/ JAMES B. BELL III
                                      Name:  James B. Bell III
                                      Title:  Assistant Vice President


                                    ADMINISTRATIVE AGENT

                                    CITIBANK, N.A., as
                                      Administrative Agent

                                    By   /s/ JOHN F. HEUSS
                                      Name:  John F. Heuss
                                      Title:  Vice President

                                                                      SCHEDULE 1

                                      Existing Lender;
                                   REVISED ADVANCE AMOUNT

=====================================================================================================================
                                                                         Outstanding Principal Amount
                                                                            of Advance Immediately
                            Applicable Lending                                After Occurence of
Name of Existing Lender           Office            Address for Notices        Restatement Date         Commitment
---------------------------------------------------------------------------------------------------------------------
Citibank, N.A.           DOMESTIC LENDING OFFICE:
                         --------------------------
                         399 Park Avenue           2 Penns Way                     $750,000            $12,500,000
                         New York, NY  10043       Suite 200
                                                   New Castle, DE  19720
                         EURODOLLAR LENDING OFFICE:
                         --------------------------
                         399 Park Avenue           Attn: Savas Divan
                         New York, NY  10043       Tel:  302-894-6030
                                                   Fax:  302-894-6120
=====================================================================================================================

                                                                      SCHEDULE 2

                                        New Lenders;
                                  INITIAL ADVANCE AMOUNTS

=====================================================================================================================
                                                                                   Outstanding
                                                                               Principal Amount of
                                                                               Advance Immediately
                           Applicable Lending                                  After Occurrence of
  Name of New Lender             Office               Address for Notices       Restatement Date       Commitment
---------------------------------------------------------------------------------------------------------------------
Bank One, Louisiana    DOMESTIC LENDING OFFICE:
N.A.                   -----------------------
                       201 St. Charles Avenue      201 St. Charles Avenue          $750,000          $12,500,000
                       Suite 1410                  Suite 1410
                       New Orleans, LA 70170       New Orleans, LA 70170

                       EURODOLLAR LENDING OFFICE:
                       -------------------------
                       201 St. Charles Avenue      Attn: Gloria J. Lemoine
                       Suite 1410                  Tel:  504-558-1275
                       New Orleans, LA 70170       Fax:  504-558-1279
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

Credit Lyonnais New    DOMESTIC LENDING OFFICE:    1301 Avenue of the Americas      $750,000          $12,500,000
York Branch            -----------------------     New York, NY 10019
                       1301 Avenue of the Americas
                       New York, NY 10019


                       EURODOLLAR LENDING OFFICE:  Attn: Christine Washell
                       -------------------------   Tel:  212-261-3763
                       1301 Avenue of the Americas Fax:  212-261-7368
                       New York, NY 10019
---------------------------------------------------------------------------------------------------------------------
First National Bank    DOMESTIC LENDING OFFICE:                                     $750,000          $12,500,000
of Maryland            -----------------------
                       25 South Charles Street     25 South Charles Street
                       15th Floor                  15th Floor
                       Baltimore, MD 21201         Baltimore, MD 21201

                       EURODOLLAR LENDING OFFICE:
                       -------------------------  Attn: Maureen Smith/
                       25 South Charles Street          Daisy Berchini
                       15th Floor                  Tel:  410-244-4796/4522
                       Baltimore, MD 21201         Fax:  410-244-4142
=====================================================================================================================

                                                                         ANNEX A

                        SCHEDULE 4.01(B) -- SUBSIDIARIES

See attached.

                      INTERNATIONAL SHIPHOLDING CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT
                              AS OF MARCH 31, 1998

                                                              Jurisdiction Under
                                                                Which Organized
                                                              ------------------

International Shipholding Corporation (Registrant)                     Delaware
      International Shipholding Corporation (1)                        New York

      River Towing, Inc.                                               Delaware

      Waterman Steamship Corporation                                   New York
            Sulphur Carriers, Inc.                                     Delaware

      Central Gulf Lines, Inc.                                         Delaware
            Florida Barge Lines Corporation                            Delaware
            Material Transfer, Inc.                                    Delaware
            Enterprise Ship Company, Inc.                              Delaware

      Bay Insurance Company                                            Bermuda

      LCI Shipholdings, Inc.                                           Liberia
            Gulf South Inc.                                            Liberia
                  Gulf South Shipping Pte. Ltd.                        Singapore
            Forest Lines Inc.                                          Liberia
            Marco Shipping Co. Pte. Ltd.                               Singapore
                  Marcoship Agencies                                   Malaysia

      N. W. Johnsen & Co., Inc.                                        New York
            Shipvest Companhia de Gestao Maritima, Lda.(2)             Madeira

      St. Rose Fleeting Company, Inc.                                  Louisiana

      Lash Marine Services, Inc.                                       Louisiana

      Lash Intermodal Terminal Company                                 Delaware

      Resource Carriers, Inc.                                          Delaware

(1)   New York name-holding corporation

(2)   60% owned by the Registrant

      All of the subsidiaries listed above are wholly-owned subsidiaries and are included in the consolidated financial statements incorporated by reference herein unless otherwise indicated.

                                                /s/ Gary L. Ferguson
                                                Chief Financial Officer

                                                                         ANNEX B

                        SCHEDULE 4.01(M) -- EXISTING DEBT

PART I

      See attached.

PART II

      See attached.

                           INTERNATIONAL SHIPHOLDING CORPORATION
                                OUTSTANDING DEBT AT 3/31/98

                                        TOTAL    OUTSTANDING
                                        LINE         DEBT
                                     AT 3/31/98   AT 3/31/98                        COLLATERAL
CGL    First National Bank of Maryland - $12M       7,000,000  Green Wave, Green Ridge, assignment of freights, MSC charter
CGL    First National Bank of Maryland - $5M        4,250,000  Green Wave, Green Ridge, assignment of freights, MSC charter
CGL    NationsBank - ATFO Barges                    1,396,430  82 Lash Barges
CGL    Philadelphia - 76 Barges                     1,888,801  76 Lash Barges, security interest in receivables, charter hire
CGL    Philadelphia - 82 Barges                     2,710,832  82 Lash Barges, security interest in receivables, charter hire
CGL    Sale/Leaseback Agreement                    15,248,658  326 Lash Barges
ESC    $50M Energy Enterprise                      38,824,709  Energy Enterprise, assignment of time charter, freights, hire
ISC    9% Senior Notes Due 2003                    93,891,000  Unsecured
ISC    7.75% Senior Notes Due 2007                110,000,000  Unsecured
LCI    NationsBank - Atlantic Forest               10,514,285  Atlantic Forest
SCI    Title XI - Sulphur Enterprise               34,663,000  Sulphur Enterprise

ISC    Citibank Line of Credit        25,000,000    3,000,000
                                                 ------------
                                                  323,387,715
                                                 ============

LEGEND:

CGL    Central Gulf Lines, Inc.
ESC    Enterprise Ship Company
ISC    International Shipholding Corporation
LCI    LCI Shipholdings, Inc.
SCI    Sulphur Carriers, Inc.

                      INTERNATIONAL SHIPHOLDING CORPORATION
                        Repayment with New Issue Proceeds
                                 March 31, 1998


         LOAN                  PREPAYMENT DATE          PRINCIPAL

Lines of Credit Currently Drawn

   FNBC                            01/23/98            5,000,000.00
   Bank One                        01/22/98            6,000,000.00

Bank One - Sam Houston             01/26/98            5,200,000.00

Citibank - Green Bay/Green Lake    01/26/98            20,500,000.00

Bank One - River Barges            01/26/98            111,600.00

Chase Manhattan Bank - Amazon      01/27/98            4,050,000.00

First National Bank of Commerce
  Lee/Jackson                      01/27/98            2,500,000.00

Midland - Bali/Banda Sea           01/30/98            5,348,000.00
                                   01/30/98           12,196,000.00
                                   01/30/98           19,256,000.00

Midland - Java Sea                 01/30/98            4,812,500.00

Principal Mutual
  Cypress Pass                     02/05/98            3,287,360.00
  Cypress Trail                    02/05/98            3,666,680.00

Title XI - Green Island            03/09/98            2,178,000.00

Title XI - Barge Refurbishment     03/09/98            2,402,000.00
                                                     --------------
                                                      96,508,140.00
                                                     ==============